EXHIBIT 32.1

                          CERTIFICATIONS PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                           (18 U.S.C. SECTION 1350)


Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections  (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Cyberspace Vita, Inc., a Nevada corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

The annual report on Form 10-K for the fiscal year ended December 31, 2008 (the "Form 10-K") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: March 16, 2009

                                             /s/ Geoffrey Alison
                                             -------------------
                                             Geoffrey Alison
                                             Principal Executive Officer and
					     Principal Accounting Officer

A signed original of this written statement required by Section 906 has been provided to CYBERSPACE VITA, INC. and will be retained by CYBERSPACE VITA, INC. and furnished to the Securities and Exchange Commission or its staff upon request.